UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - January 31, 2005

                                 ---------------

                          TRENWICK AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                      0-31967               06-1087672
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

One Canterbury Green, Stamford, Connnecticut                        06901
  (Address of principal executive offices)                        (Zip Code)

                                 (203) 353-5500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors:
          Appointment of Principal Officers.

      Effective January 31, 2005, Mr. W. Marston Becker resigned as an officer and director of the Registrant and from all of his positions as a director and/or officer of its affiliates, other than LaSalle Re Limited (Bermuda) ("LaSalle Re"), an affiliated entity, and its direct and indirect subsidiaries. Mr. Becker's resignation was voluntary and did not result from any disagreement with the Registrant or its affiliates on any matter relating to the Registrant's operations, policies or practices.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By:    /s/ Timothy R. Graham
                                               ---------------------------------
                                              Name:  Timothy R. Graham

                                              Title: Chief Restructuring Officer

Dated: February 3, 2005